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  Supplement to Prospectus Dated March 1, 1997 of Harris Associates Investment
                                     Trust

                        The Oakmark International Funds

    David G. Herro and Michael J. Welsh are the portfolio manager and the co-manager, respectively, of each of The Oakmark International Fund and The Oakmark International Small Cap Fund.

                           The Oakmark Small Cap Fund

                              Closing of the Fund

    Effective June 20, 1997, The Oakmark Small Cap Fund was closed to purchases by new investors except as described below. The Fund took this step to facilitate management of the Fund's portfolio.

    You may purchase shares of the Fund if:

    - You are already a shareholder of the Fund in your own name or beneficially through an intermediary;

    - You purchase through an employee benefit plan whose records are maintained by a trust company or plan administrator and whose investment alternatives include shares of the Fund; or

    - You purchase for an annuity account offered by a company that includes shares of the Fund as an investment alternative for such account.

    In addition, you may exchange shares of another fund of the Trust or Oakmark Units for shares of the Fund as described in the prospectus under "How to Purchase Shares--By Exchange."

    The Trust reserves the right to re-open the Fund to new investors or to modify the extent to which the sale of shares is limited.

                           The Oakmark Balanced Fund

                                 Change of Name

    As of the close of business on July 14, 1997, the name of The Oakmark Balanced Fund will be changed to The Oakmark Equity and Income Fund.

                    This Supplement is Dated July 14, 1997.